EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Twin Cities Power Holdings, LLC (the “Company”) on Form 10-K for the year ended December 31 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy S. Krieger, Chief Executive Officer of the Company, and I, Wiley H. Sharp III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy S. Krieger

___________________________________

Timothy S. Krieger

Chairman of the Board, Chief Executive Officer and President

Date: March 29, 2013

/s/ Wiley H. Sharp III

___________________________________

Wiley H. Sharp III

Vice President – Finance and Chief Financial Officer

Date: March 29, 2013